UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: March 30, 2006
                        (Date of earliest event reported)

                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

          Nevada                0-17371                     90-0196936
(State or other jurisdiction    (Commission      (I.R.S. Employer Identification
   of incorporation or          File Number)                  Number)
      organization)


                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)

                                 (405) 488-1304
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     On March 30, 2006, Quest Resource Corporation issued a press release in which it announced its intention to host a conference call on April 3, 2006 to discuss its 2005 year-end operating and financial results. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

     Representatives of Quest Resource Corporation intend to make presentations in New York, New York on April 4, 2006 at the Johnson Rice Emerging Energy Growth Conference and in New York, New York on April 12, 2006 at the IPAA Oil & Gas Symposium. Prior to the presentations, interested parties will be able to view the materials to be presented at the conference and symposium by visiting our website at: http://www.qrcp.net.

Item 9.01 Financial Statements and Exhibits

     The following material is furnished pursuant to Item 9.01 as an exhibit to this Form 8-K.

     (d)   Exhibits

     Exhibit Number     Description

          99.1          Press release of Quest Resource Corporation dated March
                        30, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    QUEST RESOURCE CORPORATION



                                    By: /s/ Jerry D. Cash
                                        ----------------------------------------
                                        Jerry D. Cash
                                        Chief Executive Officer

     Date: March 30, 2006

Exhibit 99.1

                                     QUEST
                                 [LOGO OMITTED]


News Release
For Immediate Release

Company Contact:
Jerry D. Cash, Chairman and Chief Executive Officer
David E. Grose, Chief Financial Officer
Phone: (405) 488-1304
Website: www.qrcp.com

     Quest Resource Corporation Announces 2005 Year-End Conference Call

OKLAHOMA CITY - (PR Newswire) - March 30, 2006 - Quest Resource Corporation (OTC: QRES), the largest operating company in the Cherokee Basin, will host a conference call to discuss 2005 year-end operating and financial results on Monday, April 3, 2006 at 9:00 a.m. Eastern time. There will be a question and answer period following the presentation. Quest Resource released an operational update on March 29, 2006 and will release their 2005 financial results on Friday the 31st.

Date:      Monday, April 3, 2006

Time:      9:00 a.m. EDT
           8:00 a.m. CDT
           7:00 a.m. MDT
           6:00 a.m. PDT

Call:      866-322-9730 (US/Canada) and 706-679-6054 (International)
           Passcode 7407678

Internet:  Live  and   rebroadcast   over  the  Internet:   simply  log  on  to
           www.qrcp.net

Replay: Available through April 5, 2006 at 800-642-1687 (US/Canada) and 706-645-9291 (International) using passcode 7407678 and at www.qrcp.net

About Quest Resources Corporation
---------------------------------

Quest Resources is the largest producer of natural gas in the Cherokee Basin, which is located in southeast Kansas and northeast Oklahoma. The Company is a fully integrated E&P company, operating more than 1,000 producing wells which produce into its own a 1,000+-mile gathering and transportation pipeline system, and uses its own fleet of drilling and completion equipment to meet its rapidly expanding drilling program. At year-end 2005, Quest has more than 1,860 locations in its drilling inventory. For more information, visit the Quest Resources' website at www.qrcp.net.

Forward-Looking Statements
--------------------------

The United States Securities and Exchange Commissioner permits oil and gas companies, in their filings with the SEC, to disclose only Proved Reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operation conditions. Quest Resources Corporation may use certain terms in this news release and other communications relating to Reserves and production that the SEC's guidelines strictly prohibit the Company from including in filings with the SEC. It is recommended that U.S. investors closely consider the Company's disclosures in Quest Resource Corporation's public filings available from Company headquarters at 9520 N. May Avenue, Suite 300, Oklahoma City, Oklahoma, 73120. You can find Quest's filings with the Securities and Exchange Commission at www.qrcp.net or at www.sec.gov.

Opinions, forecasts, projections or statements other than statements of historical fact, are forward-looking statements that involve risks and uncertainties. Forward-looking statements in this announcement are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Although Quest believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Actual results may differ materially due to a variety of factors, including without limitation: the uncertainty involved in exploring for and developing new natural gas reserves, the sale prices of natural gas and oil, labor and raw material costs, the availability of sufficient capital resources to carryout the Company's anticipated level of new well development and construction of related pipelines, environmental issues, weather conditions, competition, general market conditions, and other risks detailed in Quest's filings with the Securities and Exchange Commission. By making these forward-looking statements, Quest undertakes no obligation to update these statements for revisions or changes after the date of this release.